UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2023
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore, Maryland 21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 8, 2023, MarketWise, Inc. (the “Company”) entered into an Agreement (the “Agreement”) by and among the Company, Frank Porter Stansberry and Stokes Holding, LLC (collectively, the “Investors”).
In accordance with the terms of the Agreement, the Board of Directors of the Company (the “Board”) agreed to increase the size of the Board from nine to ten directors and to appoint Mr. Stansberry as a Class III director.
Under the terms of the Agreement, the Investors agreed to refrain from selling or otherwise disposing of any shares of the Company’s Class A common stock, par value $0.0001 per share, the Company’s Class B common stock, par value $0.0001 per share, or common units of MarketWise, LLC, in each case, until January 1, 2024. Additionally, the Investors have agreed not to commence any litigation or other legal proceeding related to certain pre-existing claims.
Additionally, each of the Investors has agreed to (i) appear at the Company’s 2024 Annual Meeting of Shareholders (or otherwise cause such Investor’s shares to be counted for purposes of establishing a quorum), (ii) vote (or cause to be voted) all of such Investor’s shares on the Company’s proxy card or voting instruction form (a) in favor of each of Michael Palmer, Glenn Tongue, Matthew Smith and F. Porter Stansberry and (b) against any director nominees not recommended by the Board, and (iii) not execute any proxy card or voting instruction form other than the proxy card and related voting instruction form being solicited by or on behalf of the Company. The scope of these commitments, obligations, provisions and other terms are set forth in full in the Agreement.
The foregoing description of the Agreement is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 8, 2023, pursuant to the Agreement, the Company appointed Mr. Stansberry as a Class III member of the Board, effective immediately.
Frank Porter Stansberry, age 50, is the founder of MarketWise. Mr. Stansberry previously served as Chairman of the Board until December 2020 and rejoined the Board in September 2023. In April 2022, he founded Porter & Company, an investment advisory boutique. In addition to his 25+ year career as a financial analyst and publisher, Porter is also the founder of OneBlade, Inc., a men's luxury shaving brand. Porter holds a Bachelor of Arts degree in political science and government from the University of Florida.
The Company does not currently expect that Mr. Stansberry will serve on any committee of the Board. Mr. Stansberry was selected to serve as a director pursuant to the Agreement. Mr. Stansberry will be compensated and reimbursed in accordance with the Company’s existing policies with respect to directors and committee members. The Company will enter into an indemnification agreement with Mr. Stansberry in connection with his appointment to the Board. The indemnification agreement will be substantially the same form as the indemnification agreement for the other directors of the Company that was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on July 28, 2021.
Mr. Stansberry is a party to certain related person transactions as disclosed under the heading “Certain Relationships and Related Person Transactions” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 19, 2023, which is incorporated herein by reference. Such disclosure is updated by the following:
Licensing and Solicitation Fees
Certain of our operating companies license their names and logos to Stansberry Asset Management LLC (“SAM”) in exchange for licensing fees. These operating companies also receive solicitation fees from SAM when their customers sign up to receive services from SAM. The amount of such fees accrued in the year ended December 31, 2022 was approximately $656 thousand. The amount of such fees accrued from January 1, 2023 through July 31,

2023 was approximately $546 thousand. Marco Ferri, Mark Arnold, Stephen Sjuggerud, Mr. Stansberry, and Michael Palmer are indirect, passive owners of SAM.
Revenue Share Agreements
Our operating companies also enter into informal arrangements under which Porter & Co. paid our participating operating companies for their marketing efforts. In the year ended December 31, 2022, Porter & Co. paid us approximately $834 thousand under such arrangements. From January 1, 2023 through July 31, 2023, Porter & Co. paid us approximately $405 thousand under such arrangements, and during the same period, we paid Porter & Co. approximately $51 thousand under such arrangements. Mr. Stansberry is the owner of Porter & Co.
Other than the foregoing, Mr. Stansberry has no other direct or indirect material interest in any related person transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
On September 8, 2023, the Company issued a press release announcing the events described in Items 1.01 and 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Agreement, dated as of September 8, 2023, by and between MarketWise, Inc., F. Porter Stansberry and Stokes Holding, LLC
99.1	MarketWise, Inc. press release, dated September 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: September 8, 2023	By:	/s/ Gary Anderson
	Name:	Gary Anderson
	Title:	General Counsel and Corporate Secretary